SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               __________________


                        Date of Report: November 6, 2002


                   ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



        FLORIDA                       000-30486              65-0738251
        -------                       ---------              ----------
(State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)            File Number)           Identification No.)



420 LEXINGTON AVENUE
--------------------
NEW YORK NEW YORK  10170
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(Address of principal executive offices)


Registrant's telephone number, including area code:  (310) 416-1270
                                                     --------------

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ITEM 9.  REGULATION F-D DISCLOSURE.

         Advanced Communications Technologies, Inc. issued a press release disclosing the status of the litigation with Advanced Communications (Australia) Pty Ltd. and its future plans. A copy of Advanced Communications Technologies, Inc.'s press release is attached hereto as Exhibit 99.1.

ITEM 7.  EXHIBITS.


         EXHIBIT NO.                        DESCRIPTION

            99.1                            Press Release






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


                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  ADVANCED COMMUNICATIONS
                                                  TECHNOLOGIES, INC.


Date:  November 6, 2002                           By:  /s/ Wayne I. Danson
                                                       ------------------------
                                                       Name:  Wayne I. Danson
                                                       Its:  President and Chief
                                                             Financial Officer














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